                                                             EXECUTION COPY
                                                             --------------

================================================================================



                           RIGGS NATIONAL CORPORATION

                                       TO

                             THE BANK OF NEW YORK,
                                    Trustee



                                ---------------


                          SUBORDINATED DEBT SECURITIES


                                ---------------


                                   INDENTURE


                          Dated as of January 1, 1994

                                 ______________



================================================================================


                               TABLE OF CONTENTS
                                   ---------


                                                                            Page
                           RECITALS OF THE COMPANY.........................   1

                                   ARTICLE I

                 Definitions and Other Provisions
                      of General Application...............................   1
     Section 1.1  Definitions..............................................   1
                  -----------
     Section 1.2  Compliance Certificates and Opinions.....................   9
                  ------------------------------------
     Section 1.3  Form of Documents Delivered to Trustee...................  10
                  --------------------------------------
     Section 1.4  Acts of Holders; Record Dates............................  11
                  -----------------------------
     Section 1.5  Notices, Etc., to Trustee and Company....................  12
                  -------------------------------------
     Section 1.6  Notice to Holders; Waiver................................  13
                  -------------------------
     Section 1.7  Conflict with Trust Indenture Act........................  13
                  ---------------------------------
     Section 1.8  Effect of Headings and Table of Contents.................  13
                  ----------------------------------------
     Section 1.9  Successors and Assigns...................................  13
                  ----------------------
     Section 1.10  Separability Clause.....................................  13
                   -------------------
     Section 1.11  Benefits of Indenture...................................  14
                   ---------------------
     Section 1.12  Governing Law...........................................  14
                   -------------
     Section 1.13  Legal Holidays..........................................  14
                   --------------

                                   ARTICLE II

                         Security Forms....................................  14
     Section 2.1  Forms Generally..........................................  14
                  ---------------
     Section 2.2  Form of Face of Security.................................  15
                  ------------------------
     Section 2.3  Form of Reverse of Security..............................  17
                  ---------------------------
     Section 2.4  Form of Legend for Global Securities.....................  21
                  ------------------------------------
     Section 2.5  Form of Trustee's Certificate of
                       Authentication......................................  22
                       --------------

                                  ARTICLE III

                         The Securities....................................  22
     Section 3.1  Amount Unlimited; Issuable in Series.....................  22
                  ------------------------------------
     Section 3.2  Denominations............................................  26
                  -------------
     Section 3.3  Execution, Authentication, Delivery
                       and Dating..........................................  26
                       ----------
     Section 3.4  Temporary Securities.....................................  28
                  --------------------
     Section 3.5  Registration, Registration of
                       Transfer and Exchange...............................  28
                       -----------------------------
     Section 3.6  Mutilated, Destroyed, Lost and
                       Stolen Securities...................................  31
                       -----------------
     Section 3.7  Payment of Interest; Interest
                       Rights Preserved....................................  31
                       ----------------

- - ---------------------

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

          INDENTURE, dated as of January 1, 1994, between RIGGS NATIONAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 800 17th Street, N.W., Washington, D.C. 20074 and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                   ARTICLE I

                        Definitions and Other Provisions
                             of General Application

          Section 1.1  Definitions.
                       -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

          (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

          (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act", when used with respect to any Holder, has the meaning specified in Section 1.4.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

          "Authorized Officer" means any officer of the Company designated by a resolution of the Board of Directors to take certain actions as specified in this Indenture.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or by action of an Authorized Officer designated as such pursuant to a resolution of the Board of Directors, and to be in full force and effect on the date of such cer-tification, and delivered to the Trustee.

          "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company and includes the common stock, $2.50 par value per share, of the Company as the same exists at the date of this Indenture or as such stock may be constituted from time to time.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President, its Chief Financial Officer or a Vice President, and by its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Conversion Price" means, with respect to any series of Securities which are convertible into Common Stock, the price per share of Common Stock at which the Securities of such series are so convertible as set forth in the Board Resolution with respect to such series (or in any supplemental indenture entered into pursuant to Section 9.1(10) with respect to such series), as the same may be adjusted from time to time in accordance with Section 15.5 (or such supplemental indenture).

          "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office as of the date hereof is located at 101 Barclay Street, Floor 21W, New York, New York 10286.

          "Corporation" means a corporation, association, company, joint-stock company or business trust.

          "Covenant Defeasance" has the meaning specified in Section 14.3.

          "Defaulted Interest" has the meaning specified in Section 3.7.

          "Defeasance" has the meaning specified in Section 14.2.

          "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary for such series by the Company pursuant to Section 3.1, which Person shall be a clearing agency registered under the Securities Exchange Act of 1934, as amended.

          "Entitled Person" means any person entitled to payment pursuant to the terms of Other Financial Obligations.

          "Event of Default" has the meaning specified in Section 5.1.

          "Excess Proceeds" has the meaning specified in Section 13.15.

          "Exchange Act" means the Securities Exchange Act of 1934 as it may be amended and any successor statute thereto.

          "Global Security" means a Security bearing the legend prescribed in
     Section 2.4 evidencing all or part of a series of Securities, authenticated and delivered to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 3.1.

          "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

          "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President, the Chief Financial Officer or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 10.4 shall be the principal executive, financial or accounting officer of the Company.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company and who shall be acceptable to the Trustee.

          "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of accel-eration of the Maturity thereof pursuant to
     Section 5.2.

          "Other Financial Obligations" means, unless otherwise determined with respect to any series of Securities pursuant to Section 3.1 and whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, all obligations of the Company (including guarantees of obligations of others) to make payment pursuant to the terms of financial instruments, such as (i) securities contracts and currency and foreign exchange contracts and (ii) derivative instruments, such as swap agreements (including interest rate and currency and foreign exchange rate swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange agreements, options, commodity future contracts and commodity options contracts, other than (x) obligations on account of Senior Indebtedness and (y) obligations on account of indebtedness for money borrowed which by their terms expressly rank pari passu with or subordinate to the Securities.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
                                     ------

               (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such
                                                     --------
          Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

               (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

                (iv) Securities which have been defeased pursuant to Section
          14.2 hereof; and

                 (v) Securities converted into Common Stock pursuant hereto and, for purposes of selection for redemption, Securities not deemed outstanding pursuant to Section 11.3.

     provided, however, that in determining whether the Holders of the requisite
     --------  -------
     principal amount of the Outstanding Secu-rities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 5.2, (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner and as of the time provided as contemplated by
     Section 3.1, of the principal amount (or, in the case of an Original Issue Discount Security, of the amount determined as provided in (i) above) of such Security, (iii) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 3.1, and (iv) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 3.1.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.1.

          "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

          "Senior Indebtedness" means, unless otherwise determined with respect to any series of Securities pursuant to Section 3.1, the principal of (and premium, if any) and interest on (a) all indebtedness of the Company for money borrowed or indebtedness purchased (including indebtedness of others for money borrowed or indebtedness purchased by others and guaranteed by the Company), whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred other than (i) the Securities, whether outstanding on the date of this Indenture or thereafter issued, (ii) the Company's Floating Rate Subordinated Notes due 1996, Floating Rate Subordinated Capital Notes due 1996 and 9.65% Subordinated Debentures due 2009, and (iii) such other indebtedness of the Company as by its terms is expressly stated to be not superior in right of payment to the Securities or to rank pari passu in right of payment with the Securities and (b) amendments, renewals, extensions, modifications and refundings of any such Senior Indebtedness. For the purposes of this definition, "indebtedness for money borrowed" when used with respect to the Company means (i) any obligation of, or any obligation guaranteed by, the Company for the repayment of borrowed or purchased money, whether or not evidenced by bonds, debentures, notes or other written instruments, and direct credit substitutes (ii) any deferred payment obligation of, or any such obligation guaranteed by, the Company for the payment of the purchase price of property or assets evidenced by a note or similar instrument, and (iii) any obligation of, or any such obligation guaranteed by, the Company for the payment of rent or other amounts under a lease of property or assets which obligation is required to be classified and accounted for as a capitalized lease on the balance sheet of the Company under generally accepted accounting principles.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

          "Stated Maturity", when used with respect to any Security or any instalment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable.

          "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided,
                                                                 --------
     however, that in the event the Trust Indenture Act of 1939 is amended after
     -------
     such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "U.S. Government Obligation" has the meaning specified in Section
     13.4.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president (but shall not include any assistant vice president), whether or not designated by a number or a word or words added before or after the title "vice president".

          "Wholly-owned Subsidiary" means any Subsidiary all of whose outstanding voting stock (other than directors' qualifying shares) shall at the time be owned by the Company or one or more of its Wholly-owned Subsidiaries.

          Section 1.2  Compliance Certificates and Opinions.
                       ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

          Every certificate or opinion (other than the Officers' Certificate delivered under Section 10.4 hereof) with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 1.3  Form of Documents Delivered to Trustee.
                       --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Section 1.4  Acts of Holders; Record Dates.
                       -----------------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          Without limiting the generality of the foregoing, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted in this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interest in any such Global Security.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.1) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

          (d) The ownership of Securities shall be proved by the Security Register.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

          Section 1.5  Notices, Etc., to Trustee and Company.
                       -------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Trustee Administration, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, Attention: Corporate Secretary.

          Section 1.6  Notice to Holders; Waiver.
                       -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

          Section 1.7  Conflict with Trust Indenture Act.
                       ---------------------------------

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

          Section 1.8  Effect of Headings and Table of Contents.
                       ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 1.9  Successors and Assigns.
                       ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          Section 1.10  Separability Clause.
                        -------------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 1.11  Benefits of Indenture.
                        ---------------------

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than (a) the parties hereto and their successors hereunder, (b) the holders of Senior Indebtedness (c) the Holders, and (d) subject to Section 13.15, Entitled Persons in respect of Other Financial Obligations, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 1.12  Governing Law.
                        -------------

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules of such State.

          Section 1.13  Legal Holidays.
                        --------------

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no
                                                            --------
interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                   ARTICLE II

                                 Security Forms

          Section 2.1  Forms Generally.
                       ---------------

          The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the

Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

          The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          Section 2.2  Form of Face of Security.
                       ------------------------

          This Security is not a deposit and is not insured by the Federal Deposit Insurance Corporation or any Federal or other governmental agency.

          [Insert any legend required by the Internal Revenue Code of 1986, as
           -------------------------------------------------------------------
amended, and the regulations thereunder.]
- - ---------------------------------------

                           RIGGS NATIONAL CORPORATION

               .................................................

No...........                                                         $ ........
                                                               [CUSIP No.......]

          Riggs National Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to
........................................... , or registered assigns, the principal sum of.................. ................... Dollars on.............
................................. [if the Security is to bear interest prior to
                                   --------------------------------------------
Maturity, insert --, and to pay interest thereon from ............. or from the
- - ----------------
most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ............ and ............ in each year, commencing .........., at the rate of ....% per annum, until the principal hereof is paid or made available for payment [if applicable, insert -- , and (to
                                              ---------------------
the extent that the payment of such interest shall be legally enforceable) at the rate of ....% per annum on any overdue [principal and] premium and on any overdue instalment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular
Record Date for such interest, which shall be the ....... or ....... (whether or not a Business Day), as the case
may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

          [If the Security is not to bear interest prior to Maturity, insert --
           ------------------------------------------------ ----------------
The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ....% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand.
Any interest on any overdue principal shall bear interest at the rate of .....%
per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

          Payment of the principal of (and premium, if any) and [if applicable,
                                                                 --------------
insert -- any such] interest on this Security will be made at the office or
- - ------
agency of the Company maintained for that purpose in [the Borough of Manhattan, The City of New York], in such coin or currency of [the United States of America] [insert other currency, if applicable] as at the time of payment is legal tender for payment of public and private debts [if applicable, insert -- ;
                                                      ---------------------
provided, however, that at the option of the Company payment of interest may be
- - --------  -------
made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                                       RIGGS NATIONAL CORPORATION


                                       By............................


Attest:

.........................................


          Section 2.3  Form of Reverse of Security.
                       ---------------------------

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of _______________, 1994 (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness, Entitled Persons and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof[, limited in aggregate principal amount to $ ...........].

          [If applicable, insert -- The Securities of this series are subject to
           ---------------------
redemption upon not less than 30 days' notice by mail, [if applicable, insert --
                                                        ---------------------
(1) on ........... in any year commencing with the year ...... and ending with the year ...... through operation of the sinking fund for this series at a
Redemption Price equal to 100% of the principal amount, and (2)] at any time and from time to time [on or after ..........., 19..], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before
................, ___%, and if redeemed] during the 12-month period beginning
............. of the years indicated,


                  Redemption                             Redemption
Year                Price               Year                Price
- - ----                -----               ----                -----
  and thereafter at a Redemption Price equal to ....% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether
                                             ---------------------
through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert -- The Securities of this series are subject to
           ---------------------
redemption upon not less than 30 days' notice by mail, (1) on ............ in any year commencing with the year .... and ending with the year .... through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time and from time to time [on or after ............], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning
............ of the years indicated,




                 Redemption Price           Redemption Price For
                 For Redemption             Redemption Otherwise
                 Through Operation          Than Through Operation
Year             of the Sinking Fund        of the Sinking Fund
- - ----             -------------------        ----------------------


and thereafter at a Redemption Price equal to .....% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [Notwithstanding the foregoing, the Company may not, prior to
.............., redeem any Securities of this series as contemplated by [Clause
(2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than .....% per annum.]

          [The sinking fund for this series provides for the redemption on
........... in each year beginning with the year ....... and ending with the year ...... of [not less than $.......... ("mandatory sinking fund") and not more than]

$......... aggregate principal amount of Securities of this series.  Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made [in the inverse order in which they become due].]

          [If the Security is subject to redemption, insert -- In the event of
           ------------------------------------------------
redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

          [If applicable, insert -- The Indenture contains provisions for
           ---------------------
Defeasance at any time of [(a)] [the entire indebtedness evidenced by this Security] [and (b)] [certain restrictive covenants and Events of Default,] [in each case] upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.]

          [If the Security is convertible, insert applicable conversion
           ------------------------------------------------------------
provisions]
- - ----------
          The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. This Security is also issued subordinate and subject to the provisions of the Indenture regarding prior payment in full to Entitled Persons in respect of Other Financial Obligations. The Indenture also provides that if, upon the occurrence of certain events of bankruptcy or insolvency relating to the Company, there remains, after giving effect to such subordination provisions, any amount of cash, property or securities available for payment or distribution in respect of Securities of this series (as defined in the Indenture, "Excess Proceeds"), and if, at such time, any Entitled Person (as defined in the Indenture) has not received payment in full of all amounts due or to become due on or in respect of Other Financial Obligations (as defined in the Indenture), then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such Other Financial Obligations before any payment or distribution may be made in respect of Securities of this series. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination and payment of Excess Proceeds as provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

          [If the Security is not an Original Issue Discount Security, insert --
           ------------------------------------------------------------------
The principal of this Security may not be declared due and payable upon the occurrence of an Event of

Default, except an Event of Default relating to certain events involving the bankruptcy, insolvency or reorganization of the Company. If an Event of Default with respect to Securities of this series relating to certain events involving the bankruptcy, insolvency or reorganization of the Company shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

          [If the Security is an Original Issue Discount Security, insert -- The
           --------------------------------------------------------------
principal of this Security may not be declared due and payable upon the occurrence of an Event of Default, except an Event of Default relating to certain events involving the bankruptcy, insolvency or reorganization of the Company. If an Event of Default with respect to Securities of this series relating to certain events involving the bankruptcy, insolvency or reorganization of the Company shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment [if
            -----------------------------------------                 --
applicable, insert -- (i)] of the amount of principal so declared due and
- - ------------------
payable [if applicable, insert -- and (ii) of interest on any overdue principal
         ---------------------
and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable)], all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this

Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $....... and any integral multiple thereof.
As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          Section 2.4 Form of Legend for Global Securities.
                      ------------------------------------
          Any Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

          "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof or a successor of such Depositary or a nominee of such successor and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Security shall be a Global Security subject to the foregoing, except in such limited circumstances."

          Section 2.5  Form of Trustee's Certificate of
                       Authentication.
                       --------------------------------

          The Trustee's certificates of authentication shall be in substantially the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated:                              THE BANK OF NEW YORK,
                                    As Trustee


                                    By...........................
                                         Authorized Signatory


                                  ARTICLE III

                                 The Securities

          Section 3.1  Amount Unlimited; Issuable in Series.
                       ------------------------------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 3.3, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 9.6, 11.7 or

     15.3 and except for any Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

          (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

          (4) the date or dates on which the principal of the Securities of the series is payable;

          (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

          (6) the place or places in addition to the Borough of Manhattan, The City of New York, where the principal of and any premium and interest on Securities of the series shall be payable;

          (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

          (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (10) the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America (including the time as of which such determination is to be made) for purposes of the definition of "Outstanding" in Section 1.1;

          (11) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or formula, the manner in which such amounts shall be determined;

          (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the prin-cipal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

          (13) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2;

          (14) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

          (15)  the application, if any, of either or both of Section 14.2 and
     Section 14.3 to the Securities of the series (including, in the case of Section 14.3, the covenants and any Events of Default not specified therein that are subject thereto) and, if other than by a Board Resolution, the manner in which any election pursuant to such Sections by the Company shall be evidenced;

          (16) whether the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in Section 3.5 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

          (17) if to be applicable, the application of Article XV to the Securities of the series and any addition to, change in or elimination of the provisions of Article XV to be applicable to such Securities;

          (18) if other than as specified in Section 5.1, the Events of Default applicable with respect to the Securities of the series;

          (19) the Events of Default set forth in Section 5.1 applicable with respect to the Securities of the series, if fewer than all of the Events of Default set forth in Section 5.1;

          (20) if other than as specified in Section 5.2, the Events of Default the occurrence of which would permit the declaration of the acceleration of Maturity pursuant to Section 5.2;

          (21) the Events of Default the occurrence of which would permit the declaration of the acceleration of Maturity pursuant to Section 5.2, if fewer than all of the Events of Default set forth in Section 5.2;

          (22) any other covenant or warranty included for the benefit of Securities of the series in addition to (and not inconsistent with) those included in this Indenture for the benefit of Securities of all series, or any other covenant or warranty included for the benefit of Securities of the series in lieu of any covenant or warranty included in this Indenture for the benefit of Securities of all series (including any covenant contained in Article X hereof), or any provision that any covenant or warranty included in this Indenture for the benefit of Securities of all series (including any covenant contained in Article X hereof) shall not be for the benefit of Securities of such series, or any change to or combination of the provisions of any such covenant or warranty included in this Indenture for the benefit of Securities of all series (including any covenants contained in Article X hereof) which applies to the Securities of such Series;

          (23) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

          (24) if other than as specified in Article XIII, the subordination provisions applicable with respect to the Securities of the series, including a different definition of the terms "Senior Indebtedness," "Entitled Persons" or "Other Financial Obligations"; and

          (25) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
     Section 9.1(5)).

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 3.3) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

          Unless otherwise provided with respect to the Securities of any series, at the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

          Section 3.2  Denominations.
                       -------------

          The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 3.1. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

          Section 3.3  Execution, Authentication, Delivery
                       and Dating.
                       -----------------------------------

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

          (b) if the terms of such Securities (or the manner of determining such terms) have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms (or the manner of determining such terms) have been established in conformity with the provisions of this Indenture; and

          (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

          Section 3.4  Temporary Securities.
                       --------------------

          Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

          Section 3.5  Registration, Registration of
                       Transfer and Exchange.
                       -----------------------------

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office or in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

          At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6 or 11.7 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section

11.3 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          Notwithstanding the foregoing and except as otherwise specified or contemplated by Section 3.1, if at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as a Depositary for the Securities of such series or if at any time the Depositary for Securities of a series shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee, upon Company Request (which shall include notice to the Trustee that a successor Depositary for the Securities of such series has not been appointed), will authenticate and deliver, Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Global Securities representing Securities of such series in exchange for such Global Security or Global Securities.

          In the event that (i) the Company at any time and in its sole discretion determines that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Global Securities or (ii) there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time or both, would constitute an Event of Default with respect to the Securities of any series, the Company will execute, and the Trustee, upon Company Request, will authenticate and deliver, Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Global Securities representing such series in exchange for such Global Security or Global Securities.

          Upon the occurrence in respect of any Global Security of any series of any one or more of the conditions specified in the preceding two paragraphs or such other conditions as may be specified as contemplated by Section 3.1 for such series, such Global Security may be exchanged for Securities registered in the names of, and the transfer of such Global Security may be registered to, such Persons (including Persons other than the Depositary with respect to such series and its nominees) as such Depositary shall direct. Notwithstanding any other provision of this Indenture, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security shall also be a Global Security and shall bear the legend specified in
Section 2.4 except for any Security authenticated and delivered in exchange for, or upon registration of transfer of, a Global Security pursuant to the preceding sentence.

          Section 3.6  Mutilated, Destroyed, Lost and
                       Stolen Securities.
                       ------------------------------

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          Section 3.7  Payment of Interest; Interest
                       Rights Preserved.
                       -----------------------------

          Except as otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, interest on any

Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

     (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          Section 3.8  Persons Deemed Owners.
                       ---------------------

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 3.7) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          No holder of any beneficial interest in any Global Security registered in the name of a Depositary or a nominee thereof shall have any rights under this Indenture with respect to such Global Security, and such Depositary or nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depositary or a nominee thereof pursuant hereto.

           Section 3.9  Cancellation.
                        ------------

          All Securities surrendered for payment, conversion, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No

Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be promptly disposed of by the Trustee in accordance with its ordinary procedures.


          Section 3.10  Computation of Interest.
                        -----------------------

          Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


          Section 3.11  CUSIP Numbers.
                        -------------

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may
                                           --------
state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                   ARTICLE IV

                           Satisfaction and Discharge

          Section 4.1  Satisfaction and Discharge of Indenture.
                       ---------------------------------------

          This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

               (i)  have become due and payable, or

              (ii) will become due and payable at their Stated Maturity within one year, or

             (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations (if any) of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause
(1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

          In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

          Section 4.2  Application of Trust Money.
                       --------------------------

          Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.
Money deposited and held in trust pursuant to this Section shall not be subject to claims of the holders of Senior Indebtedness or of Entitled Persons under
Article XIII.


                                   ARTICLE V

                                    Remedies

          Section 5.1  Events of Default.
                       -----------------

          "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default, whether it shall be occasioned by the provisions of Article XIII and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) the entry by a court or a governmental authority having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or substantially all of its assets, or ordering the winding up or liquidation of the affairs of the Company, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or substantially all of its assets, or to an order for the winding up or liquidation of the affairs of the Company; or

          (7) any other Event of Default provided with respect to Securities of that series.

          Section 5.2  Acceleration of Maturity;
                       Rescission and Annulment.
                       ------------------------

          If an Event of Default specified in Sections 5.1(5) or 5.1(6) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the

Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A)  all overdue interest on all Securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Section 5.3  Collection of Indebtedness and Suits
                       for Enforcement by Trustee.
                       ------------------------------------

          The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, or

          (3) default is made in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due pursuant to the terms of any Security,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          Section 5.4  Trustee May File Proofs of Claim.
                       --------------------------------

          In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided,
                                                                   --------
however, the Trustee may vote on behalf of the Holders for the election of a
- - -------
trustee in bankruptcy or similar official and may be a member of a creditors' or other similar committee.

          Section 5.5  Trustee May Enforce Claims Without
                       Possession of Securities.
                       ----------------------------------

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          Section 5.6  Application of Money Collected.
                       ------------------------------

          Subject to Article XIII, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 6.7; and

          SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.

          Section 5.7  Limitation on Suits.
                       -------------------

          No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

          Section 5.8  Unconditional Right of Holders to
                       Receive Principal, Premium and Interest and to Enforce
                                                               --------------
                       Conversion Rights.
                       -----------------

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.7) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date), or, if applicable, to convert such Security as provided in Article XV, and to institute suit for the enforcement of any such payment or for the enforcement of any such right to convert, and such rights shall not be impaired without the consent of such Holder.

          Section 5.9  Restoration of Rights and Remedies.
                       ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          Section 5.10  Rights and Remedies Cumulative.
                        ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 5.11  Delay or Omission Not Waiver.
                        ----------------------------

          No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          Section 5.12  Control by Holders.
                        ------------------

          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that
                           --------

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability.

          Section 5.13  Waiver of Past Defaults.
                        -----------------------

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of or any premium or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Section 5.14  Undertaking for Costs.
                        ---------------------

          All parties to this Indenture agree, and each Holder of any Securities by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Securities on or after the Stated Maturity or Maturities expressed in such Securities (or, in the case of redemption, on or after the Redemption Date).

          Section 5.15  Waiver of Usury, Stay or Extension Laws.
                        ---------------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                  The Trustee

          Section 6.1  Certain Duties and Responsibilities.
                       -----------------------------------

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          Section 6.2  Notice of Defaults.
                       ------------------

          If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default known to it as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character
     --------  -------
specified in Section 5.1(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

          Section 6.3  Certain Rights of Trustee.
                       -------------------------

          Subject to the provisions of Section 6.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

          Section 6.4  Not Responsible for Recitals
                       or Issuance of Securities.
                       ----------------------------

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          Section 6.5  May Hold Securities.
                       -------------------

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

          Section 6.6  Money Held in Trust.
                       -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

          Section 6.7  Compensation and Reimbursement.
                       ------------------------------

          The Company agrees

          (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

          (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all loss, damage, claim, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder;

          (4) to secure the Company's obligations under this Section, the Trustee shall have a lien prior to the Securities upon all money or property held or collected by the Trustee in its capacity as Trustee, except for such money and property which is held in trust to pay principal (and premium, if any) or interest on particular Securities;

          (5) when the Trustee incurs any expenses or renders any services after the occurrence of an Event of Default specified in Section 5.1(5) or
     (6), such expenses and the compensation for such services are intended to constitute expenses of administration under the United States Bankruptcy Code (Title 11 of the United States Code) or any similar Federal or State law for the relief of debtors; and

          (6) the provisions of this Section 6.7 shall survive the termination of this Indenture.

          Section 6.8  Disqualification; Conflicting Interests.
                       ---------------------------------------

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

          Section 6.9  Corporate Trustee Required;
                       Eligibility.
                       ---------------------------

          There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section (and to the extent permitted by the Trust Indenture Act), the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          Section 6.10  Resignation and Removal;
                        Appointment of Successor.
                        ------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

          (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (e) If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation or removal, the Trustee resigning or being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any Series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (g) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section
1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

          Section 6.11  Acceptance of Appointment by Successor.
                        --------------------------------------

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) and (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          Section 6.12  Merger, Conversion, Consolidation
                        or Succession to Business.
                        ---------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          Section 6.13  Preferential Collection of Claims
                        Against Company.
                        ---------------------------------

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

          Section 6.14  Appointment of Authenticating Agent.
                        -----------------------------------

          The Trustee may appoint an Authenticating Agent or Agents (which may be an affiliate of the Company) with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption or conversion thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an

Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          Unless the Authenticating Agent has been appointed by the Trustee at the request of the Company, the Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                    THE BANK OF NEW YORK,
                                      As Trustee


                                    By
                                      -----------------------
                                      As Authenticating Agent



                                    By
                                      -----------------------
                                      Authorized Signatory


                                  ARTICLE VII

               Holders' Lists and Reports by Trustee and Company

          Section 7.1  Company to Furnish Trustee Names
                       and Addresses of Holders.
                       --------------------------------

          The Company will furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not later than June 30 and December 31 in each year, a list for each series, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the preceding June 15 or December 15, as the case may be, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in
- - ---------
its capacity as Security Registrar.

          Section 7.2  Preservation of Information;
                       Communications to Holders.
                       ----------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

          Section 7.3  Reports by Trustee.
                       ------------------

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.
To the extent that any such report is required by the Trust Indenture Act with respect to any 12-month period, such report shall cover the 12-month period ending January 15 and shall be transmitted (in accordance with the Trust Indenture Act) by the next succeeding March 15.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when any Securities are listed on any stock exchange.

          Section 7.4  Reports by Company.
                       ------------------

          The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such
                                                       --------
information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                  ARTICLE VIII

              Consolidation, Merger, Conveyance, Transfer or Lease

          Section 8.1  Company May Consolidate, Etc.,
                       Only on Certain Terms.
                       ------------------------------

          The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

          (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership, trust or other entity, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with;

provided, however, the Company may, without the consent of the Holder or Holders
- - --------  -------
of any series of Securities, convey or transfer its assets substantially as an entirety to any Person in connection with a transfer that is assisted or sponsored by a Federal bank regulatory authority, and in such case the Company's obligations under the Indenture need not be assumed by the entity acquiring such assets.

          Section 8.2  Successor Substituted.
                       ---------------------

          Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE IX

                            Supplemental Indentures

          Section 9.1  Supplemental Indentures Without
                       Consent of Holders.
                       -------------------------------

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

          (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any
                                                               --------
     such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or
     (ii) shall become effective only when there is no such Security Outstanding; or

          (6)   to secure the Securities; or

          (7) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

          (9) to add to, change or eliminate any of the provisions of Article XIII in respect of any series of Securities, including Outstanding Securities, provided that any such action pursuant to this clause (9) shall
                 --------
     not adversely affect the interests of the Holders of Securities of any series in any material respect; or

          (10) to provide for the terms and conditions of conversion into Common Stock, securities or other property of the Securities of any series which are convertible into Common Stock, securities or other property to the extent such terms and conditions differ from those set forth in Article XV; or

          (11) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant
                                             --------
     to this clause (11) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

          Notwithstanding any provision in this Indenture or otherwise, the rights of creditors in respect of Other Financial Obligations under this Indenture and otherwise in respect of the Securities may, at any time and from time to time, be reduced or eliminated by a supplemental indenture entered into by the Company and the Trustee, which supplemental indenture will not require the consent of Holders of Securities or any creditor in respect of Other Financial Obligations.

          Section 9.2  Supplemental Indentures with
                       Consent of Holders.
                       ----------------------------

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however,
                                                           --------  -------
that no such supplemental indenture entered into pursuant to this Section 9.2 shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or adversely affect any right of repayment at the option of the Holder of any Security, or reduce the amount of, or postpone the date fixed for, the payment of any sinking fund payment or analogous obligation, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the conversion rights of any Holder of Securities of a series entitled to the conversion rights set forth in Article XV hereof, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or modify the provisions of this Indenture with respect to the subordination of the Securities of any series in a manner adverse to the Holders, or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with the provisions of this Indenture or defaults hereunder and their consequences provided for in this Indenture, or

          (3)  modify any of the provisions of this Section, Section 5.13 or
     Section 10.8, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require
              --------  -------
     the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.1(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Section 9.3  Execution of Supplemental Indentures.
                       ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Section 9.4  Effect of Supplemental Indentures.
                       ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          Section 9.5  Conformity with Trust Indenture Act.
                       -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

          Section 9.6  Reference in Securities to
                       Supplemental Indentures.
                       --------------------------

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE X

                                   Covenants

          Section 10.1  Payment of Principal, Premium
                        and Interest.
                        -----------------------------

          The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

          Section 10.2  Maintenance of Office or Agency.
                        -------------------------------

          The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment or conversion, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission
                   --------  -------
shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          Section 10.3  Money for Securities Payments
                        to Be Held in Trust.
                        -----------------------------

          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure to act.

          The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being
       --------  -------
required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          Section 10.4  Statement by Officers as to Default.
                        -----------------------------------

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate (one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Company), stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. The Company will deliver to the Trustee written notice of the occurrence of any Event of Default within ten Business Days of the Company becoming aware of any such Event of Default.

          Section 10.5  Existence.
                        ---------

          Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the
                                               --------  -------
Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

          Section 10.6  Maintenance of Properties.
                        -------------------------

          The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that
                                                    --------  -------
nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.


          Section 10.7  Payment of Taxes and Other Claims.
                        ---------------------------------

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided,
                                                                      --------
however, that the Company shall not be required to pay or discharge or cause to
- - -------
be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate provision is made.

          Section 10.8  Waiver of Certain Covenants.
                        ---------------------------

          The Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in Sections 10.5 to 10.7, inclusive, or in any covenant provided pursuant to Section 3.1(18), 9.1(2) or 9.1(7) for the benefit of the Holders of such series, if before the time for such compliance the Holders of a majority in principal amount of the Outstanding Securities of such series shall, by act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

          Section 10.9  Calculation of Original Issue Discount.
                        --------------------------------------

          If the Company has Outstanding any Original Issue Discount Securities, and upon written request of the Trustee, the Company shall file with the Trustee within a reasonable time after the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year.


                                 ARTICLE XI

                          Redemption of Securities

          Section 11.1  Applicability of Article.
                        ------------------------

          Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

          Section 11.2  Election to Redeem; Notice to Trustee.
                        -------------------------------------

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.1 for such Securities. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

          Section 11.3  Selection by Trustee of Securities
                        to Be Redeemed.
                        ----------------------------------

          If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed or such series is comprised of a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed (unless such series is comprised of a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. The provisions of the preceding paragraph and this paragraph shall not apply with respect to the redemption of a series of Securities comprised of a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) of such Security. If any Security selected for partial redemption is surrendered for conversion after such selection, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Upon any redemption of less than all the Securities of a series, for purposes of selection for redemption, the Company and the Trustee may treat as Outstanding Securities surrendered for conversion during the period of 15 days next preceding the mailing of a notice of redemption, and need not treat as Outstanding any Security authenticated and delivered during such period in exchange for the unconverted portion of any Security converted in part during such period.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

          Section 11.4  Notice of Redemption.
                        --------------------

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price and accrued interest, if any,

          (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price and accrued interest, if any, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any,

          (6)  that the redemption is for a sinking fund, if such is the case,

          (7)  the CUSIP numbers, if any, of the Securities to be redeemed, and

          (8)  if the Securities to be redeemed are convertible pursuant to
     Article XV,the Conversion Price then in effect with respect to such Securities, the procedure for presenting such Securities for conversion and the date on which the right to convert such Securities will expire.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

          Section 11.5  Deposit of Redemption Price.
                        ---------------------------

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date (other than those theretofore surrendered for conversion into Common Stock). If any Security called for redemption is converted pursuant hereto, any money deposited with the Trustee or any Paying Agent or so held in trust with respect to such Securities shall be paid to the Company on the Company's request, or, if then held by the Company, shall be discharged from such trust.

          Section 11.6  Securities Payable on Redemption Date.
                        -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. In addition, such Securities shall, if convertible by their terms into Common Stock, cease from and after the date fixed for redemption (unless an earlier date shall be specified in a Board Resolution, Officers' Certificate or executed supplemental indenture referred to in Sections 2.1 and 3.1 by or pursuant to which the terms of the Securities of such series were established) to be convertible into Common Stock (unless the Company shall default in the payment of the Redemption Price). Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that,
                                                       --------  -------
unless otherwise specified as contemplated by Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security. In addition, such Security shall, if convertible by its terms into Common Stock, remain convertible into Common Stock until the principal (and premium, if any) of such Security shall have been paid or duly provided for.

          Section 11.7  Securities Redeemed in Part.
                        ---------------------------

          Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE XII

                                Sinking Funds

          Section 12.1  Applicability of Article.
                        ------------------------

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

          Section 12.2  Satisfaction of Sinking Fund
                        Payments with Securities.
                        ----------------------------

          The Company (1) may deliver Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which theretofore have been redeemed by the Company either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, or have been otherwise acquired by the Company as permitted by such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited.
        --------
Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

          Section 12.3  Redemption of Securities for
                        Sinking Fund.
                        ----------------------------

          Not less than 90 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.2 and the basis for such credit and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in
Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.

          The Company's obligation to make a mandatory or optional sinking fund payment shall automatically be reduced by an amount equal to the sinking fund Redemption Price allocable to any Securities or portions thereof called for redemption pursuant to Article XI hereof on any sinking fund payment date and converted into Common Stock; provided that, if the Trustee is not the conversion agent for the Securities, the Company or such conversion agent shall give the Trustee written notice prior to the date fixed for redemption of the principal amount of Securities or portions thereof so converted.



                                ARTICLE XIII

                         Subordination of Securities

          Section 13.1  Securities Subordinate to
                        Senior Indebtedness.
                        -------------------------

          The Company covenants and agrees, and each Holder of a Security of any series, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article XIV), the indebtedness represented by the Securities of such series and the payment of the principal of (and premium, if any) and interest on each of all of the Securities of such series are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness and, as provided in Section 13.15, of all Other Financial Obligations.

          Section 13.2  Payment Over of Proceeds Upon
                        Dissolution, Etc.
                        -----------------------------

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities of any series are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities of such series or on account of the purchase or other acquisition of Securities of such series, other than payment made in Common Stock (or cash in lieu of fractional shares thereof) upon conversion effected pursuant to Article XV, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment hereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Securities of any series in any such case, proceeding, dissolution, liquidation or other winding up or event.

          In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security of any series (or any Person on its behalf) shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, in each case, which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article VIII shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in Article VIII.

          Section 13.3  Prior Payment to Senior Indebtedness
                        Upon Acceleration of Securities.
                        ------------------------------------

          In the event that any Securities of any series are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash, before the Holders of the Securities of such series are entitled to receive any payment of the principal of, premium, if any, or interest on the Securities of such series or on account of the purchase or other acquisition of Securities of such series other than payment made in Common Stock (or cash in lieu of fractional shares thereof) upon conversion effected pursuant to Article XV.

          In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or to or on behalf of the Holder of any Security of any series prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

          The provisions of this Section shall not apply to any payment with respect to which Section 13.2 would be applicable.

          Section 13.4  No Payment When Senior Indebtedness
                        Default.
                        -----------------------------------

          (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and any such acceleration shall have been rescinded or annulled, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment, or event of default, then no payment shall be made by the Company on account of principal of (or premium, if any) or interest on the Securities of any series or on account of the purchase or other acquisition of Securities of any series other than payment made in Common Stock (or cash in lieu of fractional shares thereof) upon conversion effected pursuant to Article XV.

          In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or to or on behalf of the Holder of any Security of any series prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

          The provisions of this Section shall not apply to any payment with respect to which Section 13.2 would be applicable.

          Section 13.5  Payment Permitted If No Default.
                        -------------------------------

          Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities of any series shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 13.2 or under the conditions described in Section 13.3 or 13.4, from making payments at any time of principal of (and premium, if any) or interest on the Securities of any series, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Securities of any series or the retention of such payment by the Holder, if, at the time of such application by the Trustee, it did not have actual knowledge that such payment would have been prohibited by the provisions of this Article.

          Section 13.6  Subrogation to Rights of Holders
                        of Senior Indebtedness.
                        --------------------------------

          Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities of a series shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities of such series shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities of a series or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities of a series or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities of such series, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

          Section 13.7  Provisions Solely to Define
                        Relative Rights.
                        ---------------------------

          The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities of a series on the one hand and the holders of Senior Indebtedness (and, in the case of Section 13.15, Entitled Persons in respect of Other Financial Obligations) on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities of any series is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities of any series, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness and the rights under Section 13.15 of Entitled Persons in respect of Other Financial Obligations, is intended to rank equally with all other obligations of the Company), to pay to the Holders of the Securities of a series the principal of (and premium, if any) and interest on the Securities of such series as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities of a series and creditors of the Company other than the holders of Senior Indebtedness or Entitled Persons in respect of Other Financial Obligations or any trustee therefor; or (c) prevent the Trustee or the Holder of any Security of any series from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness, and under Section 13.15 of Entitled Persons in respect of Other Financial Obligations, to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

          Section 13.8  Trustee to Effectuate Subordination.
                        -----------------------------------

          Each holder of a Security of any series by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

          Section 13.9  No Waiver of Subordination Provisions.
                        -------------------------------------

          No right of any present or future holder of any Senior Indebtedness or an Entitled Person in respect of Other Financial Obligations to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness or an Entitled Person in respect of Other Financial Obligations may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities of any series, without incurring responsibility to the Holders of the Securities of any series and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness or an Entitled Person in respect of Other Financial Obligations, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or Other Financial Obligations, or otherwise amend or supplement in any manner Senior Indebtedness or Other Financial Obligations or any instrument evidencing the same or any agreement under which Senior Indebtedness or Other Financial Obligations is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness or Other Financial Obligations; (iii) release any Person liable in any manner for the collection of Senior Indebtedness or Other Financial Obligations; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

          Section 13.10  Notice to Trustee.
                         -----------------

          The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities of any series. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities of a series, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or any Entitled Person in respect of Other Financial Obligations or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the
                                             --------  -------
Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

          Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) or an Entitled Person in respect of Other Financial Obligations or a trustee therefor to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor) or an Entitled Person in respect of Other Financial Obligations or a trustee therefor. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness or an Entitled Person in respect of Other Financial Obligations to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness or Other Financial Obligations held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          Section 13.11  Reliance on Judicial Order or
                         Certificate of Liquidating Agent.
                         --------------------------------

          Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities of any series shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities of such series, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company and the Entitled Persons in respect of Other Financial Obligations, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

          Section 13.12  Trustee Not Fiduciary for Holders
                         of Senior Indebtedness or
                         Entitled Persons.
                         ----------------

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness or Entitled Persons with respect to Other Financial Obligations and shall not be liable to any such holders or creditors if it shall in good faith mistakenly pay over or distribute to Holders of Securities of any series or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness or Entitled Persons with respect to Other Financial Obligations shall be entitled by virtue of this Article or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in Article XIII and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

          Section 13.13  Rights of Trustee as Holder of
                         Senior Indebtedness or Entitled Person;
                         Preservation of Trustee's Rights.
                         --------------------------------

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it and with respect to any Other Financial Obligations owed to the Trustee as the Entitled Person, to the same extent as any other holder of Senior Indebtedness or Entitled Person in respect of Other Financial Obligations, as the case may be, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder or Entitled Person.

          Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

          Section 13.14  Article Applicable to
                         Paying Agents.
                         ---------------------

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 13.13
                                        --------  -------
shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

          Section 13.15  Payment of Proceeds in Certain Cases.
                         ------------------------------------

          (a)  Upon the occurrence of any of the events specified in clauses
(a), (b) and (c) of the first paragraph of Section 13.2, the provisions of that Section shall be given effect to determine the amount of cash, property or securities which may be payable or deliverable as between the holders of Senior Indebtedness, on the one hand, and the Holders of Securities, on the other hand.

          (b)  If, after giving effect to the provisions of Section 13.2 and
Section 13.6, any amount of cash, property or securities shall be available for payment or distribution in respect of the Securities ("Excess Proceeds"), and any Entitled Persons in respect of Other Financial Obligations shall not have received payment in full of all amounts due or to become due on or in respect of such Other Financial Obligations (and provision shall not have been made for such payment in money or money's worth), then such Excess Proceeds shall first be applied (ratably with any amount of cash, property or securities available for payment or distribution in respect of any other indebtedness of the Company that by its express terms provides for the payment over of amounts corresponding to Excess Proceeds to Entitled Persons in respect of Other Financial Obligations) to pay or provide for the payment of the Other Financial Obligations remaining unpaid, to the extent necessary to pay all Other Financial Obligations in full, after giving effect to any concurrent payment or distribution to or for Entitled Persons in respect of Other Financial Obligations. Any Excess Proceeds remaining after the payment (or provisions for payment) in full of all Other Financial Obligations shall be available for payment or distribution in respect of the Securities.

          (c) In the event that, notwithstanding the foregoing provisions of subsection (b) of this Section, the Trustee or Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, before all Other Financial Obligations are paid in full or payment thereof duly provided for, and if such fact shall, at or prior to the time of such payment or distribution have been made known to the Trustee or, as the case may be, such Holder, then and in such event, subject to any obligation that the Trustee or such Holder may have pursuant to Section 13.2, such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for payment in accordance with subsection (b).

          (d) Subject to the payment in full of all Other Financial Obligations, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company that by its express terms provides for the payment over of amounts corresponding to Excess Proceeds to Entitled Persons in respect of Other Financial Obligations and is entitled to like rights of subrogation) to the rights of the Entitled Persons in respect of Other Financial Obligations to receive payments and distributions of cash, property and securities applicable to the Other Financial Obligations until the principal of and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to Entitled Persons in respect of Other Financial Obligations of any cash, property or securities to which Holders of the Securities or the Trustee would be entitled except for the provisions of this Section, and no payments over pursuant to the provisions of this Section to Entitled Persons in respect of Other Financial Obligations by Holders of Securities or the Trustee, shall, as among the Company, its creditors other than Entitled Persons in respect of Other Financial Obligations and the Holders of Securities, be deemed to be a payment or distribution by the Company to or on account of the Other Financial Obligations.

          (e) The provisions of subsections (b), (c) and (d) of this Section are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the Entitled Persons in respect of Other Financial Obligations, on the other hand, after giving effect to the rights of the holders of Senior Indebtedness, as provided in this Article. Nothing contained in subsections (b), (c) and (d) of this Section is intended to or shall affect the relative rights against the Company of the Holders of the Securities and (1) the holders of Senior Indebtedness or (2) other creditors of the Company other than Entitled Persons in respect of Other Financial Obligations.


                                 ARTICLE XIV

                     Defeasance and Covenant Defeasance

          Section 14.1  Applicability of Article;
                        Company's Option to Effect
                        Defeasance or Covenant Defeasance.
                        ---------------------------------

          If pursuant to Section 3.1 provision is made for either or both of (a) Defeasance of the Securities of a series under Section 14.2 or (b) Covenant Defeasance of the Securities of a series under Section 14.3, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article XIV, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution or in any other manner specified as contemplated by Section 3.1, at any time, with respect to the Securities of such series, elect to have either Section 14.2 (if applicable) or
Section 14.3 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article XIV.

          Section 14.2  Defeasance and Discharge.
                        ------------------------

          Upon the Company's exercise of the above option applicable to this Section, the Company shall be deemed to have been discharged from its obligations, and the provisions of Article XIII hereof shall cease to be effective, with respect to the Outstanding Securities of such series on and after the date the conditions precedent set forth below are satisfied (hereinafter, "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture, including the provisions of Article XIII hereof, insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of outstanding Securities of such series to receive, solely from the trust fund described in Section 14.4 as more fully set forth in such Section, payments of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.4, 3.5, 3.6, 10.2 and 10.3 or under
Article XV and such obligations as shall be ancillary thereto, (C) the rights, powers, trusts, duties, immunities and other provisions in respect of the Trustee hereunder and (D) this Article XIV. Subject to compliance with this
Article XIV, the Company may exercise its option under this Section 14.2 notwithstanding the prior exercise of its option under Section 14.3 with respect to the Securities of such series. Following a Defeasance, payment of the Securities of such series may not be accelerated because of an Event of Default.

          Section 14.3  Covenant Defeasance.
                        -------------------

          Upon the Company's exercise of the above option applicable to this Section and after the date the conditions set forth below are satisfied ("Covenant Defeasance"), (1) the Company shall be released from its obligations under any covenant or warranty applicable to such Securities that is determined pursuant to Section 3.1 to be subject to this provision, (2) the occurrence of an event specified in Section 5.1(4) (with respect to any covenant or warranty applicable to such Securities that is specified pursuant to Section 3.1 as being subject to this provision), specified in Section 5.1(5) or (6) or determined pursuant to Section
3.1 to be subject to this provision shall not be deemed to be or result in an Event of Default and (3) the provisions of Article XIII shall cease to be effective, in each case with respect to the outstanding Securities of such series. For this purpose, such Covenant Defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

          Section 14.4  Conditions to Defeasance or
                        Covenant Defeasance.
                        ---------------------------

          The following shall be the conditions precedent to application of either Section 14.2 or Section 14.3 to the Outstanding Securities of such series:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 6.9 and agrees to comply with the provisions of the Indenture applicable to it as if it were the Trustee hereunder), as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or
     (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee as hereinbefore provided) to pay and discharge, the principal of (and premium, if any) and interest on the Outstanding Securities of such series on the Maturity of such principal, premium, if any, or interest and any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the due dates thereof. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article XI, which shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing (A) on the date of such deposit or (B) insofar as subsections 5.1(5) and (6) are concerned, at any time during the period ending on the 120th day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company under Federal or State law in respect of such deposit (it being understood that the condition in this Clause (B) shall not be deemed satisfied until the expiration of such period).

          (3) Such Defeasance or Covenant Defeasance shall not (A) cause the Trustee for the Securities of such series to have a conflicting interest as defined in Section 6.8 or for purposes of the Trust Indenture Act with respect to any securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

          (4) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

          (5) Such Defeasance or Covenant Defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Securities Exchange Act of 1934, as amended, to be delisted.

          (6) In the case of an election under Section 14.2, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Defeasance had not occurred.

          (7) In the case of an election under Section 14.3, the Company shall have delivered to the Trustee an opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such Covenant Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred.

          (8) At the time of such deposit; (A) no default in the payment of all or a portion of principal of (or premium, if any) or interest on any Senior Indebtedness shall have occurred and be continuing, and no event of default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable and (B) no other event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting (after notice or the lapse of time, or both) the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, or, in the case of either Clause (A) or Clause (B) above, each such default or event of default shall have been cured or waived or shall have ceased to exist.

          (9) Such Defeasance or Covenant Defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 3.1.

          (10) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Defeasance under Section 14.2 or the Covenant Defeasance under Section 14.3 (as the case may be) have been complied with.

          Section 14.5  Deposited Money and U.S. Government
                        Obligations to be Held in Trust;
                        Other Miscellaneous Provisions.
                        -----------------------------------

          Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 14.6, the Trustee and any such other qualifying trustee are referred to collectively as the "Trustee") pursuant to Section 14.4 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law. Money and U.S. Government Obligations so held in trust shall not be subject to the provisions of Article XIII.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 14.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

          Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 14.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance.

          Section 14.6  Reinstatement.
                        -------------

          If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 14.5 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article XIV until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 14.5; provided, however, that if
                                                      --------  -------
the Company makes any payment of principal of (and premium, if any) or interest on any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.


                                   ARTICLE XV

                            Conversion of Securities

          Section 15.1  General.
                        -------

          If so provided in the terms of the Securities of any series established in accordance with Section 3.1, the principal amount of the Securities of such series shall be convertible into shares of Common Stock in accordance with the terms of such series of Securities and this Article XV;

provided, however, that if any of the terms by which any such Security shall be
- - --------  -------
convertible into Common Stock are set forth in a supplemental indenture entered into with respect thereto pursuant to Section 9.1(10) hereof, the terms of such supplemental indenture shall govern.

          Section 15.2  Right to Convert.
                        ----------------

          Subject to and upon compliance with the provisions of this Article, the holder of any Security that is convertible into Common Stock shall have the right, at such holder's option, at any time on or after the date of original issue of such Security or such other date specified in the applicable Board Resolution delivered pursuant to Section 3.1 and prior to the close of business on the date set forth in such Board Resolution (or if such Security is called for redemption, then in respect of such Security to and including but not after the close of business on the date of redemption unless the Company shall default in the payment due on such date) to convert the principal amount of any such Security of any authorized denomination, or, in the case of any Security to be converted of a denomination greater than the minimum denomination for Securities of the applicable series, any portion of such principal which is an authorized denomination or an integral multiple thereof, into that number of fully paid and nonassessable shares of Common Stock obtained by dividing the principal amount of such Security or portion thereof surrendered for conversion by the Conversion Price therefor by surrender of the Security so to be converted in whole or in part in the manner provided in Section 15.3. Such conversion shall be effected by the Company in accordance with the provisions of this Article.

          Section 15.3  Manner of Exercise of Conversion
                        Privilege; Delivery of Common Stock; No
                        Adjustment for Interest or Dividends.
                        ------------------------------------

          In order to effect a conversion, the holder of any Security to be converted, in whole or in part, shall surrender such Security at the office or agency maintained by the Company for such purpose as provided in Section 10.2 and shall give written notice of conversion to the Company at such office or agency that the holder elects to convert such Security or the portion thereof specified in said notice. The notice shall state the name or names (with address), and taxpayer identification number, in which the certificate or certificates for shares of Common Stock which shall be deliverable on such conversion shall be registered, and shall be accompanied by payments in respect of transfer taxes, if required pursuant to Section 15.6. Each Security surrendered for conversion shall, unless the shares of Common Stock deliverable on conversion are to be issued in the same name as the registration of such Security, be duly endorsed by or be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the holder or such holder's duly authorized attorney, and by any payment required pursuant to this Section
15.3. As promptly as practicable after the surrender of such Security and notice, as aforesaid, the Company shall deliver or cause to be delivered at such office or agency to such holder, or on such holder's written order, a certificate or certificates for the number of full shares of Common Stock deliverable upon the conversion of such Security or portion thereof in accordance with the provisions of this Article and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion as provided in Section 15.4. In case any Security of a denomination greater than the minimum denomination for Securities of the applicable series shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Company and the holder of the Security so surrendered, without charge to such holder, a new Security or Securities of the same series in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Security. Each conversion shall be deemed to have been effected as of the date on which such Security shall have been surrendered (accompanied by the funds, if any, required by the last paragraph of this Section) and such notice received by the Company, as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be registrable upon such conversion shall become on said date the holder of record of the shares represented thereby; provided,
                                                        --------
however, that any such surrender on any date when the stock transfer books of
- - -------
the Company shall be closed shall constitute the person in whose name the certificates are to be registered as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Security shall have been so surrendered.

          Any Security or portion thereof surrendered for conversion during the period from the close of business on the Regular Record Date for any Interest Payment Date to the opening of business on such Interest Payment Date shall (unless such Security or portion thereof being converted shall have been called for redemption or submitted for repayment on a date during such period) be accompanied by payment, in legal tender or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such Interest Payment Date on the principal amount being converted; provided, however, that no
                                                      --------  -------
such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the applicable series of Securities. An amount equal to such payment shall be paid by the Company on such Interest Payment Date to the holder of such Security on such Regular Record Date; provided, however, that if the Company shall default in the payment of interest
- - --------  -------
on such Interest Payment Date, such amount shall be paid to the person who made such required payment. Except as provided above in this Section, no adjustment shall be made for interest accrued on any Security converted or for dividends on any shares issued upon the conversion of such Security as provided in this Article.

          Section 15.4  Cash Payments in Lieu of
                        Fractional Shares.
                        -----------------

          No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be delivered upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock which shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. Instead of any fraction of a share of Common Stock which would otherwise be deliverable upon the conversion of any Security, the Company shall pay to the holder of such Security an amount in cash (computed to the nearest cent, with one-half cent being rounded upward) equal to the current market value of the fractional share. The current market value of a fraction of a share shall be determined by multiplying the current market price of a full share (determined in the manner provided in Section 15.5(a)(v)) by the fraction.

          Section 15.5  Conversion Price Adjustments; Effect of
                        Reclassifications, Mergers,
                        Consolidations and Sales of Assets.
                        ----------------------------------

          (a) The Conversion Price shall be adjusted from time to time as follows:

          (i) In case the Company shall (x) pay a dividend or make a distribution on the Common Stock in shares of Common Stock, (y) subdivide the outstanding Common Stock into a greater number of shares or (z) combine the outstanding Common Stock into a smaller number of shares, the Conversion Price shall be adjusted so that the holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Company which such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Security been converted immediately prior to the record date in the case of a dividend or the effective date in the case of subdivision or combination. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the record date in the case of a dividend, except as provided in subparagraph (vii) below), and shall become effective immediately after the effective date in the case of a subdivision or combination.

          (ii) In case the Company shall issue rights or warrants to all holders of shares of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as defined for purposes of this subparagraph (ii) in subparagraph (v) below), the Conversion Price in effect after the record date for the determination of stockholders entitled to receive such rights or warrants shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on the record date for issuance of such rights or warrants plus the number of additional shares of Common Stock receivable upon exercise of such rights or warrants. Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately, except as provided in subparagraph (vii) below, after such record date.

          (iii) In case the Company shall distribute to all holders of Common Stock any shares of capital stock of the

     Company (other than Common Stock) or evidences of its indebtedness or assets (excluding cash dividends or distributions paid from retained earnings of the Company or dividends payable in Common Stock) or rights or warrants to subscribe for or purchase any of its securities (excluding those rights or warrants referred to in subparagraph (ii) above) (any of the foregoing being hereinafter in this subparagraph (iii) called the "Assets"), then, in each such case, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the record date for determination of stockholders entitled to receive such distribution by a fraction the numerator of which shall be the current market price per share (as defined for purposes of this subparagraph (iii) in subparagraph (v) below) of the Common Stock at such record date for determination of stockholders entitled to receive such distribution less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive) or the portion of the Assets so distributed applicable to one share of Common Stock, and the denominator of which shall be the current market price per share (as defined in subparagraph (v) below) of the Common Stock at such record date. Such adjustment shall become effective immediately, except as provided in subparagraph (vii) below, after the record date for the determination of stockholders entitled to receive such distribution.

          (iv) If, pursuant to subparagraph (ii) or (iii) above, the number of shares of Common Stock into which a Security is convertible shall have been adjusted because the Company has declared a dividend, or made a distribution, on the outstanding shares of Common Stock in the form of any right or warrant to purchase securities of the Company, or the Company has issued any such right or warrant, then, upon the expiration of any such unexercised right or unexercised warrant, the Conversion Price shall forthwith be adjusted to equal the Conversion Price that would have applied had such right or warrant never been declared, distributed or issued.

          (v)  For the purpose of any computation under subparagraphs (ii) or
     (iii) above, the current market price per share of Common Stock on any date shall be deemed to be the closing price of the Common Stock on the last full Trading Day on the exchange or market specified in the second following sentence prior to the Time of Determination. The term "Time of Determination" as used herein shall be the time and date of the earlier of
     (x) the determination of stockholders entitled to receive such rights, warrants or distributions or (y) the commencement of "ex-dividend" trading in the Common Stock on the exchange or market specified in the following sentence. The closing price for any day shall be the reported last sales price, regular way, or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the New York Stock Exchange Composite Tape or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange at such time, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or, if the Common Stock is not quoted on such National Market System, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for the Common Stock on such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such date as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Company or, if no such quotations are available, the fair market value of the Common Stock as determined by a New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Company. As used herein, the term "Trading Day" with respect to Common Stock means (x) if the Common Stock is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or such other national securities exchange, as the case may be, is open for business or (y) if the Common Stock is quoted on the National Market System of the NASDAQ, a day on which trades may be made on such National Market System or (z) otherwise, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          (vi) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of
                 --------  -------
     this subparagraph (vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 15.5(a) shall be made to the nearest cent or to the nearest .01 of a share, as the case may be, with one-half cent and .005 of a share, respectively, being rounded upward. Anything in this Section 15.5(a) to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by this Section 15.5(a), as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights or warrants to purchase stock or securities, or distribution of other assets (other than cash dividends) hereafter made by the Company to its stockholders shall not be taxable.

          (vii) In any case in which this Section 15.5(a) provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (x) issuing to the holder of any Security converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (y) paying to such holder any amount of cash in lieu of any fractional share of Common Stock pursuant to Section 15.4.

          (viii) Whenever the Conversion Price is adjusted as herein provided, the Company shall file with the Trustee an Officers' Certificate, setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment; provided, however, that the failure of the Company to file such Officers'
     --------  -------
     Certificate shall not affect the legality or validity of any corporate action by the Company.

          (ix) Whenever the Conversion Price for any series of Securities is adjusted as provided in this Section 15.5(a), the Company shall cause to be mailed to each holder of Securities of such series at its then registered address by first-class mail, postage prepaid, a notice of such adjustment of the Conversion Price setting forth such adjusted Conversion Price and the effective date of such adjusted Conversion Price; provided, however,
                                                           --------  -------
     that the failure of the Company to give such notice shall not affect the legality or validity of any corporate action by the Company.

          (b) (i) Notwithstanding any other provision herein to the contrary, if any of the following events occur, namely (x) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock),
     (y) any consolidation, merger or combination of the Company with or into another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or
     (z) any sale or conveyance of all or substantially all of the assets of the Company to any other entity as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then appropriate provision shall be made so that (A) the holder of any outstanding Security that is convertible into

     Common Stock shall have the right to convert such Security into the kind and amount of the shares of stock and securities or other property or assets (including cash) that would have been receivable upon such reclassification, change, consolidation, merger, combination, sale, or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such Security immediately prior to such reclassification, change, consolidation, merger, combination, sale, or conveyance and (B) the number of shares of any such other stock or securities into which such Security shall thereafter be convertible shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the terms of adjustment provided for in this Section, and Sections 15.2, 15.3, 15.4, 15.6, 15.7, 15.8 and 15.9
     shall apply on like terms to any such other stock or securities.

          (ii) In case of any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation, merger or combination of the Company with or into another corporation or of the sale or conveyance of all or substantially all of the assets of the Company, the Company shall cause to be filed with the Trustee and to be mailed to each holder of Securities that are convertible into shares of Common Stock at such holder's registered address, notice of the date on which such reclassification, change, consolidation, merger, combination, sale or conveyance is expected to become effective, and the date as of which it is expected that holders of Common Stock shall be entitled to exchange their Common Stock for stock, securities or other property deliverable upon such reclassification, change, consolidation, merger, combination, sale or conveyance.

          Section 15.6  Taxes on Shares Issued.
                        ----------------------

          The delivery of stock certificates upon conversions of Securities shall be made without charge to the holder converting a Security for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the delivery of stock registered in any name other than of the holder of any Security converted, and the Company shall not be required to deliver any such stock certificate unless and until the person or persons requesting the delivery thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          Section 15.7  Shares to be Fully Paid; Compliance
                        with Governmental Requirements.
                        ------------------------------

          The Company covenants that all shares of Common Stock which may be delivered upon conversion of Securities of any series which are convertible into Common Stock will upon delivery be fully paid and nonassessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

          The Company covenants that if any shares of Common Stock to be provided for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be validly delivered upon conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

          Section 15.8  Responsibility of Trustee.
                        -------------------------

          Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price applicable to such Securities, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be delivered upon the conversion of any Security; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion or for any failure of the Company to comply with any of the covenants of the Company contained in this Article XV.

          Section 15.9  Covenant to Reserve Shares.
                        --------------------------

          The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall then be deliverable upon the conversion of all outstanding Securities of any series of Securities which are convertible into Common Stock.

          Section 15.10  Other Conversions.
                         -----------------

          If so provided in a Board Resolution with respect to the Securities of a series, the principal amount of the Securities of such series shall be convertible into or exchangeable for a principal amount of other securities of the

Company (which other securities may be issued under this Indenture or otherwise), and the issuance of such securities upon any such conversion or exchange shall be made in accordance with the terms of such Board Resolution.

                                 ______________

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                   RIGGS NATIONAL CORPORATION


                                   By /s/ Signature Appears Here
                                     -----------------------------
                                     Title: General Counsel

Attest:

By /s/ Signature Appears Here
  ---------------------------
  Title: Secretary
                                   THE BANK OF NEW YORK,
                                   As Trustee


                                   By /s/ Signature Appears Here
                                     -----------------------------
Attest:                              Title: Vice President

By /s/ Signature Appears Here
  ---------------------------
  Title: Assistant Treasurer

CITY OF WASHINGTON       )
                         )    ss.:
DISTRICT OF COLUMBIA     )


          On the 31st day of January, 1994, before me personally came David Lesser, to me known, who, being by me duly sworn, did depose and say that he is General Counsel of Riggs National Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                              /s/ Katherine L. Buchanan
                              -------------------------------
                              KATHERINE L. BUCHANAN
                              Notary Public District Of Columbia
                           My Commission Expires: October 31, 1995

STATE OF NEW YORK        )
                         )    ss.:
COUNTY OF NEW YORK       )


          On the 28th day of January, 1994, before me personally came
W. T. Cunningham, to me known, who, being by me duly sworn, did depose and say that he is Vice President of The Bank of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                              /s/ Robert Schneck
                              --------------------------------
                                  ROBERT SCHNECK
                              Notary Public, State of New York
                                     No. 4749935
                                 Qualified in Nassau County
                              Certificate filed in New York County,
                              Commission Expires May 31, 1995